ABSOLUTE CAPITAL OPPORTUNITIES FUND (the "Fund")

Supplement dated January 3, 2017 to the Prospectus dated August 1, 2016

1.	The section entitled "Fees and Expenses" beginning on page 1 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.77%
Other Expenses	2.52%
Dividend and Interest Expenses on Short Sales	0.25%
Total Annual Fund Operating Expenses	4.37%
Fee Waiver and/or Expense Reimbursement (1)	(2.27)%
Net Annual Fund Operating Expenses (2)	2.10%

(1)
Absolute Investment Advisers LLC ("Absolute") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.85% on net assets up to $100 million, 1.75% on net assets between $100 million and $200 million, and 1.65% on net assets over $200 million through August 1, 2019 (the "Expense Cap"). Absolute may be reimbursed by the Fund for fees waived and expenses reimbursed by Absolute pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

(2) Expense information in the table has been restated to reflect current fees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:
1 Year	3 Years	5 Years	10 Years
$213	$1,118	$2,035	$4,377

2.
The third paragraph in the sub-section entitled "The Adviser and Subadvisers" in the section entitled "Management" beginning on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Absolute receives an advisory fee at an annual rate equal to 1.60% of the Fund's average annual daily net assets. For the fiscal year ended March 31, 2016, Absolute waived its entire advisory fee for the Fund. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. For the period January 1, 2016 through March 31, 2016, the aggregate amount paid by Absolute to its Subadvisers was 0.53%. In addition, Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.85% on net assets up to $100 million, 1.75% on net assets between $100 million and $200 million, and 1.65% on net assets over $200 million through August 1, 2019 (the "Expense Cap"). The Fund has agreed to repay Absolute for any advisory fees forgone and any operating expenses that Absolute reimburses under the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

3.
The table entitled "Comparison of Expenses" in the section entitled "Information Regarding Dividend and Interest Expenses on Short Sales" on page 27 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Comparison of Expenses
Management Fees	1.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Other Expenses	2.52%
Dividend and Interest Expenses on Short Sales	0.25%
Total Other Expenses	2.77%
Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales	4.37%
Less Dividend and Interest Expenses on Short Sales	0.25%
Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales	4.12%
Fee Waiver and/or Expense Reimbursement	(2.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement without Dividend and Interest Expenses on Short Sales	1.85%

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For more information, please contact a Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE CAPITAL OPPORTUNITIES FUND (the "Fund")

Supplement dated January 3, 2017 to the Statement of Additional Information ("SAI") dated
August 1, 2016, as supplemented

1.	In the section entitled "F. Investment Adviser," the sub-section entitled "Fees" beginning on page 35 of the SAI is hereby deleted in its entirety and replaced with the following:

Fees. Absolute receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. A Subadviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Adviser rather than the Fund. Absolute waives its investment advisory fees for any Fund assets invested in pooled investment vehicles sponsored by it.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.85% on net assets up to $100 million, 1.75% on net assets between $100 million and $200 million, and 1.65% on net assets over $200 million through August 1, 2019 (the "Expense Cap"). The Fund has agreed to repay Absolute for any advisory fees forgone and any operating expenses that Absolute reimburses under the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

The Adviser compensates each Subadviser from the advisory fees received by the Adviser. The aggregate subadvisory fees paid may change over time due to a number of factors such as subadvisory fee waivers or the addition or subtraction of subadvisers with varying management fees. It is expected that the aggregate fees paid to the Subadvisers will be approximately 0.75% of the Fund's average daily net assets.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that such clients have invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is since commencement of operations.

During the year ended March 31, 2016 the aggregate amount of subadvisory fees paid to the Subadvisers was $13,043. None of the Subadvisers are affiliates of the Adviser.

* * *

For more information, please contact a Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.